UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 26, 2015

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CELADON GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34533	13-3361050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9503 East 33rd Street One Celadon Drive, Indianapolis, IN	46235
(Address of principal executive offices)	(Zip Code)

(317) 972-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On May 26, 2015, Celadon Group, Inc., a Delaware corporation (the “Company”), entered into that certain First Amendment to Amended and Restated Credit Agreement (the “Amendment”) with Bank of America, N.A., as Administrative Agent, Swing Line Lender, and L/C Issuer (the “Agent”), Wells Fargo Bank, N.A., and Citizens Bank, N.A., both as lenders, which amends that certain Amended and Restated Credit Agreement, dated December 12, 2014, by and among the Company, the Agent, and the other lenders party thereto (the “Credit Agreement”).

The Amendment amends the Credit Agreement to permit the Company to issue and sell its equity interests so long as no event of default shall have occurred and be continuing, and so long as the issuance or sale does not obligate the Company or its subsidiary guarantors to purchase, redeem, retire, or otherwise make any payment in respect of the equity interests or otherwise create indebtedness of the Company or its subsidiary guarantors.

The foregoing summary of the terms and conditions of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 hereto.

Item 8.01                      Other Events.

Explanatory Note

In addition to the information provided under Item 1.01, this Current Report is being filed to supplement and correct disclosure in the definitive proxy statement on Schedule 14A filed by the Company with the Securities and Exchange Commission on October 28, 2014 (“Proxy Statement”), some of which may be incorporated by reference into registration statements or periodic reports of the Company.  By supplementing and correcting these statements, the Company is not indicating that the Proxy Statement contained any material misstatements.  No other changes are being made to the Proxy Statement.  In this Item 8.01, references to “we,” “us” or “our” refer to the Company.

Proxy Statement Changes

1.
We disclosed severance information regarding our separation agreement with Paul Will, our President and CEO, under the caption “Employment Agreements.”  Had we terminated Mr. Will’s employment as of June 30, 2014 (the last business day of our most recently completed fiscal year), Mr. Will would have been entitled to an aggregate payment of approximately $327,162 under the separation agreement, which includes a component based on Mr. Will’s historical salary.

2.
We disclosed that BKD, LLP (“BKD”) billed us for $14,624 of “All Other Fees” for the fiscal year ended June 30, 2014, under the caption “Principal Accounting Fees and Services.”   These fees related to BKD’s audit of our 401(k) plan.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits.

	EXHIBIT NUMBER	EXHIBIT DESCRIPTION
10.1
First Amendment to Amended and Restated Credit Agreement, dated as of May 26, 2015, by and among Celadon Group, Inc., the guarantors party thereto, the lenders party thereto, and Bank of America, N.A., as administrative Agent, Swing Line Lender, and L/C Issuer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELADON GROUP, INC.

Date: May 27, 2015	By:	/s/ Bobby Peavler
Bobby Peavler
Principal Accounting Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
10.1
First Amendment to Amended and Restated Credit Agreement, dated as of May 26, 2015, by and among Celadon Group, Inc., the guarantors party thereto, the lenders party thereto, and Bank of America, N.A., as administrative Agent, Swing Line Lender, and L/C Issuer.